UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GUSKIN GOLD CORP.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2022, Guskin Gold Corp., (the “Company”) enter into that certain Joint Venture & Partnership Agreement (the “Ensuro JV Agreement”) by and through Guskin Gold Ghana Ltd., a company incorporated under the Laws of the Republic of Ghana, and the Corporation’s wholly owned subsidiary, (collectively, Guskin Gold Corp. and its subsidiary Guskin Gold Ghana Ltd. shall be referred to hereinafter as the “Company”) with Ensuro Group of Companies Limited, a company incorporated under the Laws of the Republic of Ghana (the “Ensuro”). The Ensuro JV Agreement sets forth the terms and conditions of an unincorporated joint venture and partnership (the “Partnership”) between the parties relating to precious metal, minerals and mining exploration activities in the Country of Ghana. Per the Agreement DCL shall grant the Corporation an exclusive seventy (70%) percent ownership interest in that certain project, located in the Country of Ghana in which DCL has an interest known as the Tepa Concession (the “Tepa Concession”) which covers a total surface area of fifty (50) acres and is located in the Ashanti Region of Ghana in exchange the Corporation shall provide all such financing necessary to exploit the Tepa Concession in accordance with a preapproved work program and budget. Additionally, the Corporation shall pay to Ensuro an access fee of Three Hundred Thousand (GH₵300,000) Ghana Cedi upon execution of the Ensuro JV Agreement (the “Access Fee”). The Access Fee shall be treated as a loan to Ensuro which will be repaid from the initial monies earned form the exploration, development, or exploitation of the Tepa Concession.

The specific terms and conditions relating to the operations of the Tepa Concession are set forth in that certain Operating Agreement (“Operating Agreement”), which is attached to the JV Agreement as Schedule A.

The foregoing description of the JV Agreement and Operating Agreement (as Schedule A to the JV Agreement) do not purport to be complete and are qualified in their entirety by reference to the full text of both documents which are attached hereto as Exhibit 10.1 (the Operating Agreement is Schedule A to the JV Agreement) and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 8, 2022, the Company and Ensuro, issued a press release announcing the execution of the JV Agreement and the Operating Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:

None

Exhibits:

Exhibit No.	Description

10.1	Joint Venture Agreement by and between Guskin Gold Corp. and Ensuro Group of Companies Limited dated February 7, 2022

99.1	Press Release, dated February 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSKIN GOLD CORP.

Date: February 8, 2022	/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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